UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 28, 2002
               (Date of earliest event reported: August 28, 2002)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



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        Nevada                 0-17371             88-0182808
    (State or other          (Commission        (I.R.S. Employer
     jurisdiction           File Number)       Identification No.)
   of incorporation)
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                           P.O. Box 100, 701 East Main
                             Benedict, Kansas 66714
          (Address of principal executive offices, including zip code)


                                  620-698-2250
              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure.

      In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      On August 28, 2002, the President and Chief Executive Officer and Treasurer and Chief Financial Officer of Quest Resource Corporation executed certifications in connection with the Form 10-KSB of Quest Resource Corporation for the period ending May 31, 2002 pursuant to the Sarbanes-Oxley Act of 2002. Copies of such certifications are included herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

     Exhibit
     Number      Description
     -------     -----------
      99.1       Officer   Certifications   dated   August   28,  2002
                 pursuant to the Sarbanes-Oxley Act of 2002



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                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                QUEST RESOURCE CORPORATION


Dated: August 28, 2002          By:   /s/ Douglas L. Lamb
                                   ------------------------------
                                          Douglas L. Lamb
                                          President

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


                                  EXHIBIT INDEX

    Exhibit
     Number      Description
      99.1       Officer   Certifications   dated   August  28,  2002
                 pursuant to the Sarbanes-Oxley Act of 2002




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